UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2008

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This document provides information updating the current status of certain of the conditions to the closing of the proposed merger between subsidiaries of TranSwitch Corporation and Centillium Communications, Inc., as provided in the parties’ Agreement and Plan of Merger dated July 9, 2008, referred to in this document as the merger agreement.

As previously disclosed, the merger agreement provides that both companies’ obligations to complete the merger are subject to Centillium’s receipt of an opinion from its outside tax counsel, and TranSwitch’s receipt of an opinion from its outside tax counsel, to the effect that the merger will be treated as a “reorganization” for United States federal income tax purposes. Based on communications from their respective counsel, Centillium and TranSwitch are confident that this condition will be satisfied. In particular, their respective counsel have confirmed their expectation of being able to deliver, on the scheduled closing date, irrespective of the closing price of TranSwitch’s common stock on the Nasdaq Capital Market on the effective date of the merger, an opinion, subject to customary qualifications and assumptions, to TranSwitch or Centillium (as applicable) that, if presented with all relevant facts, an appropriate court should hold that the first merger and second merger, taken together, will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.

The foregoing discussion supersedes and replaces all references to the text of the merger agreement’s closing condition relating to the receipt of tax opinions (including without limitation the summary descriptions of such condition on pages 10 and 83) currently in Centillium’s Proxy Statement/Prospectus dated September 25, 2008 (as previously provided to Centillium stockholders and as amended or supplemented to date), to the extent they differ from the foregoing.

The merger agreement also provides that TranSwitch’s obligations to close the merger are subject to Centillium’s submission of a self-disclosure relating to export regulations with the Bureau of Information Security of the U.S. Department of Commerce, and to its making the filings that were reasonably necessary relating to compliance with French legislation on data protection. Those submissions and filings have been completed.

In addition, Centillium’s obligations to close the merger are subject, among other things, to Nasdaq’s authorization for listing of the shares issuable in the merger on the Nasdaq Capital Market. Nasdaq notified TranSwitch on October 10, 2008 that it had completed its review of TranSwitch’s application to list the shares of TranSwitch common stock issuable in the merger. Accordingly, TranSwitch currently expects that this condition will be satisfied as of the scheduled closing date.

About TranSwitch Corporation

TranSwitch Corporation (Nasdaq: TXCC) designs, develops and markets innovative semiconductors that provide core functionality and complete solutions for voice, data and video communications network equipment. As a leading supplier to telecom, datacom, cable television and wireless markets, TranSwitch customers include the major OEMs that serve the worldwide public network, the Internet, and corporate Wide Area Networks (WANs). TranSwitch devices are inherently flexible, many incorporating embedded programmable microcontrollers to rapidly meet customers’ new requirements or evolving network standards by modifying a function via software instruction. TranSwitch implements global communications standards in its VLSI solutions and is committed to providing high-quality products and services. TranSwitch, Shelton, CT, is an ISO 9001:2000 registered company. Additional information is available at www.transwitch.com.

Important Information for Investors and Stockholders

TranSwitch and Centillium filed a Definitive Proxy Statement/Prospectus with the SEC on September 25, 2008. Centillium has mailed to its stockholders the Definitive Proxy Statement/Prospectus concerning the proposed merger of Centillium with a subsidiary of TranSwitch. TRANSWITCH AND CENTILLIUM URGE INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER PARTY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders may obtain the proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by TranSwitch will be available free of charge on the investor relations portion of the TranSwitch website at www.transwitch.com. Documents filed with the SEC by Centillium will be available free of charge on the investor relations portion of the Centillium website at www.centillium.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Centillium. However, Centillium, and certain of its directors and executive officers, may be deemed participants in the solicitation of proxies from the stockholders of Centillium in connection with the merger. The names of Centillium’s directors and executive officers and a description of their interests in Centillium (including their ownership of Centillium stock) and the proposed merger are set forth in the definitive Proxy Statement/Prospectus dated September 25, 2008. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Centillium’s directors and executive officers in the merger by reading the definitive Proxy Statement/Prospectus dated September 25, 2008.

Note Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of United States federal securities laws, including statements regarding the anticipated closing date, the parties’ expectations regarding the fulfillment of various closing conditions by that date, and other statements that are not historical facts. Investors and other readers are cautioned that any forward-looking information is not a guarantee of future results and that actual results could differ materially from those expressed in or implied by the forward-looking statements, due to various risks and uncertainties. These include the risk that one or more of the conditions to the closing of the merger will not be met, the risk that the closing will be delayed, and the risk of unanticipated delays or disruptions in the Nasdaq listing process for the TranSwitch shares issuable in the merger. The risks included above are not exhaustive. The annual reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K, any amendments thereto, and other documents TranSwitch and Centillium have filed and will file with the SEC contain additional factors that could impact each company’s business and performance and the combined company’s performance after the consummation of the merger. This document speaks only as of its date. TranSwitch and Centillium expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

October 17, 2008	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer